CONVERTIBLE DEBT FACILITY	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
CONVERTIBLE DEBT FACILITY [Text Block]

15. CONVERTIBLE DEBT FACILITY

On July 28, 2022, the Company executed a credit agreement with Beedie Investment Ltd. (the “Lender”), for the issuance of a non-revolving term convertible debt facility (the “Convertible Facility”) in the principal amount up to $20 million. Maturity date of the loan is set as 36 months following the closing date (August 4, 2022), which could be extended for an additional 12 months, if certain conditions are met. On August 4, 2022, an initial advance of $10 million was drawn under this facility, with the Company having the option to draw “subsequent advances” in increments of at least $2.5 million, up to an additional $10 million, subject to certain conditions which include: no default, event of default, or material adverse effect shall have occurred or be continuing, receipt of conditional exchange approval of the subsequent advance conversion price and the common shares issuable upon the conversion of such subsequent advance, lender satisfaction with all material authorizations, leases and licenses for the current stage of the DeLamar project and, in the case of a subsequent advance, with filing of the preliminary Mine Plan of Operations for the DeLamar project, an amount of unrestricted cash of the loan parties is at all times a minimum of $2 million. The Convertible Facility is secured by the Company’s material assets and guaranteed by the Company’s subsidiaries at that time.

In connection with the closing of the Merger with Millennial, the original Convertible Facility was amended on May 4, 2023 to accommodate the assets of Millennial and its subsidiaries, each of which, following the closing of the Merger, are loan parties and provide guarantees and security for the obligations under the loan agreement. The amended agreement modified the conversion price on the initial advance from $2.25 (adjusted for the Consolidation) to $1.73 (adjusted for the Consolidation) and increased the coupon interest rate from 8.75% to 9.25% per annum on the loan outstanding. The interest continues to be accrued for the first twenty-four (24) months from the date of the original Loan Agreement, payable quarterly either in shares or in cash, at Integra’s election.

Prior to July 31, 2024, interest will be accrued and shall be compounded quarterly and added to the principal at the end of each quarterly interest period. Commencing with the quarterly interest period ending September 30, 2024, interest shall be paid quarterly either in cash or shares, at the Company's election.

The Company is required to pay standby fees at a rate of 2% per annum, calculated on the undrawn portion of the Convertible Facility, calculated on a daily basis, compounded quarterly, and payable in arrears on each interest payment date (quarterly) following the effective date commencing September 30, 2022. Those fees are deferred in full (and included in deferred transaction costs).

If for a period of 30 consecutive trading days, the Company's volume weighted average trading price ("VWAP") of the common shares measured on the close of the trading on each such day equals or exceeds a 50% premium above the initial advance conversion price or the subsequent advance conversion price for any subsequent advance, the Company shall, provided no event of default occurred and be continuing, be entitled to have a one-time right to elect to cause the lender to convert up to 50% of the outstanding principal amount.

The Company may, at any time so long as an event of default has not occurred and it is continuing, make a prepayment of the outstanding advances, a make whole fee equal to the interest that would have accrued on such principal amount being prepaid from the date such advance was made up to the earlier of the date that is 30 months following the date of such advance and the maturity date then in effect at the rate of interest applicable thereto less the amount of interest paid to date on such outstanding principal amount being prepaid; if the prepayment of any advance occurs after the date that is 30 months following the date such advance, a prepayment fee equal to 2% of the principal amount of such advance being prepaid; and all of other outstanding obligations if the Convertible Facility is prepaid in full.

At any time prior to repayment of the outstanding principal amount, the lender is entitled to elect to convert all or any portion of the principal amount (together with all outstanding standby fees and interest) into such number of common shares in the capital of the Company at a conversion price of a) for the initial advance $1.73 (adjusted for Consolidation) b) for the subsequent advance conversion price (equal to the higher of i) closing price on the trading day immediately prior to the date of the advance or ii) a 20% premium on the 30-day VWAP immediately prior to the date of the advance).

A summary of the changes in the convertible facility for the years ended December 31, 2023 and 2022 is as follows:

	Convertible facility - liability component	Convertible facility - derivative component	Total convertible debt facility
Balance, December 31, 2021	$-	$-	$-
Fair value at initial recognition on August 4, 2022	8,381,000	1,619,000	10,000,000
Transaction costs amortization	(472,221)	-	(472,221)
Interest expense accrual	360,205	-	360,205
Accretion	194,230	-	194,230
Change in fair value of derivatives	-	(34,000)	(34,000)
Balance, December 31, 2022	8,463,214	1,585,000	10,048,214
Transaction costs amortization	(95,313)	-	(95,313)
Interest expense accrual	974,534	-	974,534
Accretion	587,565	-	587,565
Change in PV of host liability*	97,732	-	97,732
Change in fair value of derivatives	-	(969,000)	(969,000)
Balance, December 31, 2023	$10,027,732	$616,000	$10,643,732

*Management analyzed the accounting treatment of loan amendment on May 4, 2023 in connection with the closing of the merger with Millennial in accordance to IFRS 9. Management concluded that the original terms and new terms of the convertible debt facility are not "substantially different" and therefore, the loan amendment would be accounted for as a modification and not as an extinguishment. The adjustments to the carrying amount of the financial liability due to the modification is recognized as "Change in fair value of host liability" on the consolidated statements of operations and comprehensive loss.

Upon the occurrence of an event of default which is continuing, all obligations shall at the option of the lender be accelerated and become immediately due and payable. As of December 31, 2023 the Company was in compliance with the covenants.

The assumptions used in this valuation model and the resulting fair value of the embedded derivatives at December 31, 2023, December 31, 2022, and August 4, 2022 were as follows:

	December 31, 2023	December 31, 2022	August 4, 2022
Maturity date	August 4, 2025	August 4, 2025	August 4, 2025
Risk-free rate	5.24% - 4.33%	4.24% - 4.29%	2.26% - 3.05%
Exchange rate (USD$ to CAD$)	1.3226	1.3544	1.2854
Share price	$1.05	$1.58	$1.65
Expected volatility	61.3%	53.4%	56.3%
Dividend yield	%Nil	%Nil	%Nil
Annual interest rate	9.25%	8.75%	8.75%
Conversion price (per share)	$1.73425	$2.25193	$2.3728
Conversion price cap	$2.60138	$3.44543	$3.63037
Credit spread	10.75%	13.94%	12.62%